EXHIBIT 99.2 - UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Pursuant to the terms of the Asset Purchase Agreement dated as of December 27, 2006, Migo Software, Inc. (“Migo”) acquired substantially all of  the assets of StompSoft, Inc. (“StompSoft”), including its entire line of software titles and its retail web store. The accompanying unaudited pro forma condensed combined statements of operations for the periods ended December 31, 2005 and September 30, 2006 are set forth herein to give effect to the acquisition of StompSoft as if the acquisition had been consummated at the beginning of the earliest period presented (January 1, 2005). The accompanying unaudited pro forma condensed combined balance sheet as of September 30, 2006 has been presented assuming the acquisition of StompSoft occurred on that date.

The acquisition was accounted for under the purchase method of accounting in accordance with generally accepted accounting principles. Under this method, tangible and identifiable intangible assets acquired and liabilities assumed are recorded at their estimated fair values. The excess of the purchase price, plus estimated fees and expenses related to the acquisition, over the fair value of net assets acquired is recorded as goodwill.

The unaudited pro forma condensed combined statements of operations do not reflect any potential cost savings that may be realized following the acquisition. The pro forma adjustments and assumptions are based on estimates, evaluations and other data currently available and, in Migo’s opinion, provide a reasonable basis for the fair presentation of the estimated effects directly attributable to the acquisition and related transactions. The unaudited pro forma combined financial statements are provided for illustrative purposes only and are not necessarily indicative of what the combined results of operations or financial position would actually have been had the acquisition occurred on the respective dates indicated, nor do they represent a forecast of the combined results of operations or financial position for any future period or date.

All information contained herein should be read in conjunction with Migo’s Transition Report on Form 10-KSB for the nine months ended December 31, 2005, its quarterly report on Form 10-QSB for the quarter ended September 30, 2006, the financial statements and notes thereto of StompSoft included in Item 9.01(a)(Exhibit 99.1) of this Form 8-K/A and the notes to unaudited pro forma financial information included herein. The following pro forma financial information is included in this report:

Pro Forma Condensed Combined Balance Sheet as of September 30, 2006	F-1

Pro Forma Condensed Combined Statement of Operations for the
Nine Months Ended September 30, 2006	F-2

Pro Forma Condensed Combined Statement of Operations for
the Year Ended December 31, 2005	F-3

MIGO SOFTWARE, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
As of September 30, 2006

			Pro Forma
	Historical		Adjustments		Pro Forma
ASSETS	Migo	StompSoft	(See Note 3)		Combined
Current Assets:
Cash and cash equivalents	$647,179	$1,560	$(1,560)	[4]	$647,179
Short-term investments	4,582,334		(650,000)	[1]	3,694,334
			(100,000)	[2]
			(138,000)	[3]
Accounts receivable	57,532	245,478	(245,478)	[4]	57,532
Inventory	-	231,798	202	[1]	232,000
Other current assets	57,527	35,968	100,000	[2]	157,527
			(35,968)	[4]
Total current assets	5,344,572	514,804	(1,070,804)		4,788,572
PROPERTY AND EQUIPMENT, NET	8,002	49,185	30,000	[1]	38,002
			(49,185)	[4]
OTHER ASSETS:					-
Software technology, net	1,542,733				1,542,733
Intangible Assets			2,850,000	[1]	2,850,000
Goodwill			1,184,000	[1]	1,184,000
Other intangible assets, net		29,915	(29,915)	[4]	-
Other assets	38,000	12,000	(12,000)	[4]	38,000
TOTAL ASSETS	$6,933,307	$605,904	$2,902,096		$10,441,307

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current Liabilities:
Bank overdraft		$23,097	$(23,097)	[4]	-
Notes payable to shareholders		350,000	(350,000)	[4]	-
Revolving line of credit		642,479	(642,479)	[4]	-
Capital lease obligations - current portion		3,217	(3,217)	[4]	-
Accounts payable	$125,421	546,007	(546,007)	[4]	$125,421
Deferred Revenue	850,000				850,000
Accrued compensation	85,990	160,017	(160,017)	[4]	85,990
Settlement Payable	424,000				424,000
Accrued liabilities	571,500	685,101	(685,101)	[4]	571,500
Total current liabilities	2,056,911	2,409,918	(2,409,918)		2,056,911
Non-current liabilities:
Capital lease obligations	-	6,059	(59)	[1]	6,000
Total Liabilities	2,056,911	2,415,977	(2,409,977)		2,062,911

Stockholders' Equity (Deficit):
Junior A Preferred Stock	79				79
Common Stock	7,122	514,868	(514,868)	[4]	9,182
			2,000	[1]
			60	[3]
Additional paid in capital in excess of par value	45,742,138		3,398,000	[1]	49,242,078
			101,940	[3]
Deferred Compensation Expense	(163,502)				(163,502)
Treasury Stock	(386,400)				(386,400)
Accumulated Deficit	(40,323,041)	(2,324,941)	2,324,941	[4]	(40,323,041)
Total stockholders' equity (deficit )	4,876,396	(1,810,073)	5,312,073		8,378,396
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$6,933,307	$605,904	$2,902,096		$10,441,307

See notes to unaudited pro forma condensed combined financial statements.

MIGO SOFTWARE, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
Nine Months Ended September 30, 2006

			Pro Forma
	Historical		Adjustments		Pro Forma
	Migo	StompSoft	(See Note 3)		Combined

Revenues	$136,225	$2,049,897			$2,186,122
Cost of Sales	455,918	641,384	$168,750	[5]	1,266,052
Gross Profit	(319,693)	1,408,513	(168,750)		920,070
Operating Expenses
Research and development	1,291,244	317,780			1,609,024
Sales and marketing	819,447	922,365	8,056	[7]	1,749,868
General and administrative	3,829,692	920,563	161,250	[5]	4,911,505
Total operating expenses	5,940,383	2,160,708	169,306		8,270,397

Loss from operations	(6,260,076)	(752,195)	(338,056)		(7,350,327)

Other Expense (income)
Interest (Income) Expense, net	(181,667)	106,018			(75,649)
Decrease in warrant liability	(166,538)				(166,538)
Other	1,190,829	15,032			1,205,861
Total other expense	842,624	121,050	-		963,674

Loss Before Income Taxes	(7,102,700)	(873,245)	(338,056)		(8,314,001)
Provision for Income Taxes	--	--	--		-
Net Loss	$(7,102,700)	$(873,245)	$(338,056)		$(8,314,001)
Basic and Diluted net loss per share	$(0.11)				$(0.10)
Weighted Average Shares Outstanding Basic and Diluted	63,199,504		20,600,000	[6]	83,799,504

See notes to unaudited pro forma condensed combined financial statements.

MIGO SOFTWARE, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
Year Ended December 31, 2005

	Historical
	Migo			StompSoft

	3 Mos. Ended March 31, 2005	9 Mos. Ended December 31, 2005	12 Mos. Ended December 31, 2005	12 Mos. Ended December 31, 2005	Pro Forma Adjustments (See Note 3)	Pro Forma Combined

Revenues	$73,546	$194,199	$267,745	$3,339,708		$3,607,453
Cost of Sales	539,994	555,059	1,095,053	1,332,009	$225,000 [5]	2,652,062
Gross Profit	(466,448)	(360,860)	(827,308)	2,007,699	(225,000)	955,391
Operating Expenses
Research and development	171,058	590,291	761,349	371,333		1,132,682
Sales and marketing	319,287	771,175	1,090,462	1,445,296	10,741 [7]	2,546,499
General and administrative	1,251,323	3,192,783	4,444,106	1,449,784	215,000 [5]	6,108,890
Total operating expenses	1,741,668	4,554,249	6,295,917	3,266,413	225,741	9,788,071

Loss from operations	(2,208,116)	(4,915,109)	(7,123,225)	(1,258,714)	(450,741)	(8,832,680)

Other Expense (income)
Interest (Income) Expense, net	(1,664)	296,251	294,587	108,754		403,341
Decrease in warrant liability	-	(151,164)	(151,164)			(151,164)
Other	(282,236)	227,937	(54,299)	(574,283)		(628,582)
Total other expense (income)	(283,900)	373,024	89,124	(465,529)		(376,405)

Loss Before Income Taxes	(1,924,216)	(5,288,133)	(7,212,349)	(793,185)	(450,741)	(8,456,275)
Provision for Income Taxes	1,858	800	2,658	-	-	2,658
Net Loss	(1,926,074)	(5,288,933)	(7,215,007)	(793,185)	(450,741)	(8,458,933)
Deemed and Regular Preferred Stock Dividend	(199,588)	(368,704)	(568,292)			(568,292)
Net Loss Attributable to Holders of common shares	$(2,125,662)	$(5,657,637)	$(7,783,299)	$(793,185)	$(450,741)	$(9,027,225)
Basic and Diluted net loss per share	$(0.64)	$(0.31)	$(0.51)			$(0.25)
Weighted Average Shares Outstanding Basic and Diluted	3,305,360	18,201,612	15,374,350		20,600,000 [6]	35,974,350

See notes to unaudited pro forma condensed combined financial statements.

MIGO SOFTWARE, INC.
NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

1. BASIS OF PRO FORMA PRESENTATION

The unaudited pro forma condensed combined balance sheet as of September 30, 2006 and the unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2006 and the year ended December 31, 2005 are based on the historical financial statements of Migo Software, Inc. (“Migo”) and StompSoft, Inc. (“StompSoft”), after giving effect to the acquisition of substantially all of the assets of StompSoft on December 27, 2006 and the assumptions and adjustments described in the notes herein.

The unaudited pro forma condensed combined balance sheet of Migo and StompSoft as of September 30, 2006 is presented as if the acquisition occurred on that date. The unaudited pro forma statements of operations described above are presented as if the acquisition occurred on January 1, 2005 and was carried forward through the periods presented. During 2005, Migo changed its fiscal year end from March 31 to December 31 and accordingly filed a Transition Report for the period from April 1, 2005 to December 31, 2005. For purposes of the unaudited pro forma condensed statement of operations, Migo’s results for the period from January 1, 2005 through March 31, 2005 have been added to the reported results from Migo’s Transition Report on Form 10-KSB.

The preliminary allocation of the purchase price reflected in the unaudited pro forma condensed combined financial statements is based upon estimates of the fair value of the assets acquired and liabilities assumed in the acquisition. The total purchase price has been allocated to the assets acquired and liabilities assumed based on management’s best estimate of fair value, with the excess cost over net tangible and identifiable intangible assets acquired being allocated to goodwill. The estimated fair values of certain intangible assets have been determined by Migo management with the assistance of a third-party valuation firm.

The unaudited pro forma condensed combined financial statements are not intended to represent or be indicative of the consolidated results of operations or financial position of Migo that would have been reported had the acquisition been completed as of the dates presented, and should not be taken as representative of any future consolidated results of operations or financial position of Migo. The unaudited pro forma condensed combined financial statements do not reflect any operating efficiencies or cost savings that may be achieved with respect to the combined operations. The unaudited pro forma condensed combined financial statements should be read in conjunction with the:

•	Accompanying notes to the unaudited pro forma condensed combined financial statements;
•	Separate unaudited historical consolidated financial statements of Migo as of and for the nine months ended September 30, 2006, included in Migo’s quarterly report on Form 10-QSB;
•	Separate historical consolidated financial statements of Migo as of and for the nine months ended December 31, 2005, included in Migo’s Transition Report on Form 10-KSB;
•	Separate unaudited historical financial statements of StompSoft as of and for the nine months ended September 30, 2006, included in Exhibit 99.1 herein;
•	Separate historical financial statements of StompSoft as of December 31, 2005 and 2004 and for each of the two years then ended, included in Exhibit 99.1 herein.

2. STOMPSOFT ACQUISITION

On December 27, 2006, Migo entered into an Asset Purchase Agreement with StompSoft under which Migo acquired substantially all of the assets of StompSoft, including its entire line of software titles and its retail web store located at www.stompsoft.com. Prior to the acquisition, StompSoft was a privately owned software company that developed and marketed a range of backup, system utility and online security/privacy software products. StompSoft is located in Irvine, California.

In consideration for the $4,296,000 acquisition, Migo paid to StompSoft $650,000 in cash, issued 20,000,000 shares of Migo common stock to StompSoft, and paid certain expenses incurred by StompSoft in connection with the acquisition. The Migo common stock was valued using the average closing price of Migo common stock for the four days prior to the acquisition.

The acquisition was accounted for under the purchase method of accounting in accordance with generally accepted accounting principles. Under this method, tangible and identifiable intangible assets acquired and liabilities assumed are recorded at their estimated fair values. The excess of the purchase price, plus estimated fees and expenses related to the acquisition, over the fair value of net assets acquired is recorded as goodwill.

The following tables summarize the total consideration and the preliminary purchase price allocation as of December 27, 2006:

Total Consideration:
Cash	$650,000
Common stock	3,400,000
Liabilities assumed	6,000
4,056,000
Transaction costs	240,000
Total purchase price	$4,296,000

Preliminary Purchase Price Allocation:
Working capital	$232,000
Net Fixed Assets	30,000
Existing Product/Unpatented Technology	900,000
Trademarks/Trade Names	700,000
Customer relationships	1,200,000
Non-Compete agreement	50,000
Goodwill, including assembled workforce	1,184,000
$4,296,000

The preliminary allocation of the purchase price is based upon estimates of the fair value of the assets acquired and liabilities assumed in the acquisition. The total purchase price has been allocated to the assets acquired and liabilities assumed based on management’s best estimate of fair value, with the excess cost over net tangible and identifiable intangible assets acquired being allocated to goodwill. The estimated fair values of certain intangible assets have been determined by Migo management with the assistance of a third-party valuation firm. The purchase price allocation is preliminary and has not been finalized as the transaction costs are estimated, and Migo management is reviewing the tax effects of the transaction to determine the amount, if any, of deferred tax liabilities that should be recorded. Material changes, if any, to the preliminary allocation summarized above will be reported once the related uncertainties are resolved. The final valuation may change the allocations of the purchase price to the tangible and intangible assets and liabilities and could result in a change to the unaudited pro forma financial information presented.

3. PRO FORMA ADJUSTMENTS

The following pro forma adjustments are included in the unaudited pro forma condensed combined financial statements:

[1] To record the preliminary purchase price allocation, as per Note 2 above.

[2] To record a loan made by Migo in connection with the employment agreement with Michael Hummell, the former Chief Executive Officer of StompSoft.

[3] To record 600,000 shares of Migo common stock issued to three principals of GCMI Securities, Inc., which performed services for StompSoft in connection with the acquisition. The shares of Migo common stock were valued at the average closing price of Migo’s common stock for the four days prior to the acquisition.

[4] To eliminate the assets and liabilities of StompSoft not included as part of the acquisition.

[5] To record amortization of intangible assets acquired, summarized as follows:

	Estimated Useful Life (Yrs)	Amount	Annual Amortization	Amortization - 9 Mos.
Existing Product/Unpatented Technology	4	$900,000	$225,000	$168,750
Trademarks/Trade Names	10	700,000	70,000	52,500
Customer relationships	10	1,200,000	120,000	90,000
Non-Compete agreement	2	50,000	25,000	18,750
		$2,850,000	$440,000	$330,000

[6] To record the shares issued as a result of the acquisition to StompSoft (20,000,000 shares) and principals of GCMI Securities (600,000 shares, see [3] above).

[7] To record share-based compensation expense for stock options issued to Michael Hummell in connection with his employment agreement.